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                                                                   EXHIBIT 10.48


                               SFA FINANCE COMPANY

                                     SELLER


                                 SAKS & COMPANY

                                    SERVICER


                                       AND


                              BANKERS TRUST COMPANY

                                     TRUSTEE


                         ------------------------------

                                 AMENDMENT NO. 1

                          DATED AS OF DECEMBER 17, 1998

                                     TO THE
                            SERIES 1996-1 SUPPLEMENT
                           DATED AS OF APRIL 25, 1996
                                     TO THE
                         POOLING AND SERVICING AGREEMENT
                           DATED AS OF APRIL 25, 1996

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         THIS AMENDMENT NO. 1 ("Amendment") dated as of December 17, 1998, to the Series 1996-1 Supplement dated as of April 25, 1996 (the "Series Supplement") to the Pooling and Servicing Agreement dated as of April 25, 1996 (as amended or supplemented, the "Pooling and Servicing Agreement"), is by and among SFA Finance Company, as Seller (the "Seller"), Saks & Company, as Servicer (the "Servicer"), and Bankers Trust Company, as trustee (the "Trustee"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement or the Series Supplement.

                               W I T N E S S E T H

         WHEREAS, the parties hereto are authorized by Section 13.1(b) of the Pooling and Servicing Agreement to enter into this Amendment.

         NOW, THEREFORE, in consideration of the mutual promises contained herein, in the Pooling and Servicing Agreement and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1.  AMENDMENTS TO THE SERIES SUPPLEMENT

                  1.1 Section 5.2 of the Series Supplement shall be deleted in its entirety and replaced by the following provision:

                           "Section 5.2 Monthly Certificateholders' Statement.
                  On each Determination Date the Paying Agent shall forward to each Series 1996-1 Certificateholder and each Rating Agency a statement substantially in the form of Exhibit A hereto."

         SECTION 2.  REPRESENTATIONS AND WARRANTIES

         Each of the Seller and the Servicer represents and warrants that:

         (a) Its execution, delivery and performance of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action and do not require any consent or approval which has not been obtained.

         (b) This Amendment and the Series Supplement as amended hereby are legal, valid and binding obligations of it, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equitable principles.





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         SECTION 3.  CONDITIONS PRECEDENT

         This Amendment shall become effective as of its date, provided that all of the following conditions are met:

         (a) This Amendment shall have been executed and delivered by the parties hereto;

         (b) The Servicer shall have provided an Officer's Certificate to the Trustee to the effect that (i) this Amendment will not materially and adversely affect the interests of any Certificateholder, (ii) the Servicer provided at least ten Business Days' prior written notice to each Rating Agency of this Amendment and received written confirmation from each Rating Agency to the effect that the rating of any Series rated by such Rating Agency will not be reduced or withdrawn as a result of this Amendment, and (iii) all of the conditions precedent to the effectiveness of this Amendment have been satisfied; and

         (c) The Seller and Servicer shall have provided Opinions of Counsel to the Trustee to the effect that (i) this Amendment shall not cause the Trust to be characterized for Federal income tax purposes as an association taxable as a corporation, or otherwise have any material adverse impact on the Federal income taxation of any outstanding Series of Investor Certificates or any Certificate Owner, and (ii) this Amendment complies with all the requirements of the Pooling and Servicing Agreement.

         SECTION 4.  MISCELLANEOUS

         (a)      Applicability of the Series Supplement

         In all respects not inconsistent with the terms and provisions of this Amendment, the provisions of the Series Supplement are hereby ratified, approved and confirmed.

         (b)      Headings

         The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

         (c)      Counterparts

         This Amendment may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one and the same instrument.

         (d)      Governing Law

         THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND OBLIGATIONS, RIGHTS AND


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REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH
LAWS.

         (e)      The Trustee

         The Trustee shall not be responsible in any manner whatsoever for or in respect of the sufficiency of this Amendment or for or in respect of the recitals contained herein, all of which recitals are made solely by the Seller and the Servicer.

                            [Signatures on next page]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                 SFA FINANCE COMPANY,
                                 as Seller


                                 By: _____________________________
                                     Name:  James S. Scully
                                     Title:    Vice President and Treasurer


                                 SAKS & COMPANY,
                                 as Servicer


                                 By: _____________________________
                                     Name:  James S. Scully
                                     Title:    Vice President and Treasurer


                                 BANKERS TRUST COMPANY,
                                 as Trustee


                                 By: _____________________________
                                     Name:
                                     Title:


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                                    EXHIBIT A

                         MONTHLY SERVICER'S CERTIFICATE





                                      A-1